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                          STANDARD OFFICE LEASE--GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                      [LOGO OF INDUSTRIAL AIR APPEARS HERE]

 1.  BASIC LEASE PROVISIONS ("Basic Lease Provisions")
     1.1  PARTIES: This Lease dated for reference purposes only December 18,
                                                                ------------
 1991 is made by and between VALENCIA PARAGON ASSOCIATES, LTD., a California
 ----                        -----------------------------------------------
 Limited Partnership (herein called "Lessor") and UNISTAR COMMUNICATIONS GROUP,
 -------------------                              -----------------------------
 INC., a Delaware corporation (herein called "Lessee").
 ----    --------
     1.2 PREMISES: Suite Number(s) The entire ground floor of Building No. 5
                                   -----------------------------------------
 consisting of approximately 31,529 rentable square feet, more or less, as
                             ---------------------------
 defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").
     1.3  BUILDING: Commonly described as being located at 25060 Avenue
 Stanford

 ---------------------
 in the City of  Valencia
                ----------
 County of  Ventura
           ---------
 State of  California as more particularly described in Exhibit  B  hereto,
          -----------                                           ---
 and as defined in paragraph 2.
     1.4  USE:  executive and general offices, broadcasting and production of
               --------------------------------------------------------------
 programming and any lawful related activities subject to paragraph 6.
 ---------------------------------------------
     1.5  TERM:  Approximately ten (10) years Commencing on the "Commencement
                 ----------------------------            ------  ------------
 Date" (as defined in Addendum Paragraph 50(c)) and ending the "Expiration
 ----------------------------------------------            ----------------
 Date" (as defined in Addendum Paragraph 50(c)).
 ----------------------------------------------
     1.6  BASE RENT: $42,835.30          per month, payable on the 1st day of
                    --------------------                           ---
 each month, per paragraph 41
 .

 ---------------------------------------------------

     1.7 BASE RENT INCREASE: The monthly Base Rent payable under paragraph 1.6

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 above shall be adjusted as provided in Addendum Paragraph 53.
     1.8  RENT PAID UPON EXECUTION: $42,835.30 as Base Rent for the first month
 ---------------------------------------------
 of the Term   for
 .
 -------------
 -------------------------------------------------------------
     1.9  SECURITY DEPOSIT: None
 .

 ----------------------------------------------------
     1.10 LESSEE'S SHARE OF OPERATING EXPENSE INCREASE: 19.19% as defined
                                                        -----
 in paragraph 4.2. Lessor and Lessee agree that the number of rentable square feet of the Premises is 31,529 rentable square feet and the number of rentable square feet of the Office Building Project is 164,292 rentable square feet.
                                               -------
 2.  PREMISES, PARKING AND COMMON AREAS                   .
                                       -------------------

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2 VEHICLE PARKING: So long as Lessee is not in default and subject to the rules and regulations attached hereto and as reasonably established by Lessor from time to time, Lessee shall be entitled to rent and use four (4)
                                                                    --------
 parking spaces per 1,000 rentable square feet (or part thereof) of the Premises in the area shown on Exhibit "B" as Lessor's parking, free during the initial term hereof and thereafter at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

          2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, with oral notice to Lessee's designated representative at the Premises, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.2.2  During the term following the initial term the monthly parking

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 rate per parking space will be the fair market value for such spaces.  Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

     2.3 COMMON AREAS--DEFINITION. The term "Common areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, land-scaped areas and decorative walls.

     2.4 COMMON AREAS--RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, and amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS--CHANGES: Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Building interior and exterior and Common Areas, but without unreasonably affecting Lessee's use and enjoyment of the Premises or Common Areas and without permanently relocating Lessee's parking spaces to an area not comparative to Lessee's current parking spaces including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways: provided, however, Lessor shall at all times provide the parking facilities required by applicable law:

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available.

          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project without substantially increasing Lessee's costs in comparison to any extra benefits Lessee may receive thereby.

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          (d) To add additional buildings and improvements to the Common Areas without substantially increasing Lessee's costs in comparison to any extra benefits Lessee may receive thereby.

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof, but without unreasonably affecting Lessee's use and enjoyment of the Premises or Common Areas and without permanently relocating Lessee's parking spaces to an area not comparative to Lessee's current parking spaces.

          (f) To do and perform such other acts and make such other changes in to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgement deem to be appropriate but without unreasonably affecting Lessee's use and enjoyment of the Premises or Common Areas and without permanently relocating Lessee's parking spaces to an area not comparative to Lessee's current parking spaces.

 3.  TERM.
     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.



 4.  RENT.

     4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph
 4.3 and except as may be otherwise expressly provided in this Lease. Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction except as set forth in this Lease. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions

          (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are

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 approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project due to a cause outside the reasonable control of Lessor.

          (b) "Base Year" is defined as the first twelve months following the Commencement Date.

          (c) "Comparison Year" is defined as each period of twelve months during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense increase applicable to the first twelve (12) months of the Lease Term. Lessee's Share of the Operating Expense increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

          (d) Subject to Addendum Paragraph 54, "Operating Expenses" is defined, for purposes of this Lease, to include the following costs:

              (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                 (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates.

                 (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

              (ii)   Trash disposal;

              (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

              (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

              (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof (See Paragraph 54(b) of the Addendum);

              (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project.

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              (vii) Replacing and/or adding improvements to the Building or
 Common Areas mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

          (e) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds, or any casualty losses, whether or not covered by any insurance proceeds (except to the extent of any commercially reasonable deductible).



 6.  USE

     6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that, to Lessor's actual knowledge, the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that such a violation exists on the Commencement Date, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

          (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating to Lessee's particular use of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

          (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and

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 heating system in the Premises shall be in good operating condition.  In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Lessor represents that to the best of its knowledge, none of the foregoing prohibit Lessee's use and occupancy of the Premises in accordance with the terms of this Lease. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business, except as set forth herein.

 7.  MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment and all utility and other Building systems (except as expressly set forth to the contrary herein) whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace the floor coverings, wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards unless they were part of the Lessee Improvements or as otherwise expressly set forth herein. Except as expressly set forth herein, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to Lessee's negligence. Except as set forth herein, Lessee shall be responsible for the cost of painting, repairing or replacing wall

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 coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs, the cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease. Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS

          (a) Lessee shall not, without Lessor's prior written consent make alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term by providing notice to Lessee at the time of its consent to such item(s), Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, (but not the Lessee Improvements), and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. When making its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.


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          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project or any interest therein.

          (d) Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises by Lessee and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall in good faith contest the validity of any such lien claim or demand, then Lessee shall at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

          (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation and lighting and telephone or communications systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property, trade fixtures and equipment, other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2, and provided that Lessee repairs all damage caused by such removal.

          (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

     7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing,

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 electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises or reduce the size of the Premises.

 8.  INSURANCE: INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor and Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $2,000,000 per occurrence with a commercially reasonable umbrella.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, earthquake sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such reasonable deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the

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 applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessor and Lessee shall deliver to the other copies of liability insurance policies required under paragraph 8.1 and 8.2 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to each party. Lessor and Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish the other with renewals thereof.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to any insurable perils whether or not covered by property insurance carried by such party or required to be carried hereunder, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor (unless required by Lessee's insurer) and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof

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 against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Subject to Paragraph 70 of the Addendum, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

 9.  DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

          (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

          (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense



     9.2    PREMISES DAMAGE: PREMISES BUILDING PARTIAL DAMAGE.

          (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense (if Lessor has received insurance proceeds), repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage and Lessee shall vacate the Premises within 180 days.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION: OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor shall repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect or, (iii) either Lessor or Lessee may elect to terminate this Lease upon sixty (60) days prior written notice to the other party (which termination shall be effective as of the date of such total destruction).


   9.4  DAMAGE NEAR END OF TERM.

          (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor or Lessee may cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of its election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease, and only if, Lessee duly exercises such option during said twenty (20) day period. Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10)days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT: LESSEE'S REMEDIES.

          (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided the damage was not the result of the willful act of Lessee. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence (as such date is extended by any force majeure or unavoidable delays), or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this

 Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.


     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any payments made by Lessee to Lessor.


     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

 10. REAL PROPERTY TAXES

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, expect as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof the type of which are generally applicable to other buildings by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) subject to Paragraph 54(b) of the Addendum, which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. (See Addendum Paragraph 54(b))

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Subject to Lessee's obligations as set forth in Paragraph 4.2 and Addendum Paragraph 54, Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all electricity, water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon, to the extent (i) such services are used after normal business hours (8:00 a.m. to 6:00 p.m., Monday through Friday) or (ii) the cost of such services used during normal business hours on a per square foot basis exceeds the Per Foot Rate (as defined in Addendum Paragraph 54 (e)).

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided 24 hours per day, 7 days per week, except that air conditioning shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Air conditioning required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. Lessee shall have access to the Premises 24 hours per day, 7 days per week.




     11.4 EXCESS USAGE BY LESSEE. Lessee shall not, without Lessor's consent which shall not be unreasonably withheld, make connection to the utilities except by or through existing outlets and except for normal office use and Lessee's production and broadcasting use and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of breach of this subparagraph by Lessee. Lessor may in its sole discretion install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. Subject to Addendum Paragraph 73, there shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or on in cooperation with governmental request or directions.

 12. ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, except if the stock is transferred to a purchaser of all or substantially all of the stock or pursuant to a registered offering, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and
 (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform all other obligations to be performed by Lessee hereunder.

          (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

          (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

          (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

          (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to

 Lessor, or any security held by Lessor or Lessee.

          (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver if any then existing default, except as may be otherwise stated by Lessor at the time.

          (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor (a copy of which shall be sent to Lessee) stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified in any material manner without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

          (c) In the event Lessee shall default in the performance of its obligations under this lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for other prior defaults of Lessee under such sublease.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent or as otherwise provided herein.

          (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 LESSOR'S EXPENSES. In the event Lessee shall request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers', or other consultants' fees.

     12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

 13. DEFAULT: REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

    (a) The abandonment of the Premises by Lessee.

    (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes. such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

          (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
 (60) days;(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of the Lessee's assets located at the Premises or of Lesses's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises: expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided: that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

          (b)  Exercise the remedy described in California Civil Code Section

 1951.4 or any successor section.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date five
 (5) days after such payment is due at the lesser of 2% over the prime rate of Citibank, N.A. or the maximum rate then allowable by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion. (See Addendum Paragraph 72.)

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten
 (10) days after notice that such amount shall be due, then Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if the Premises or any portion thereof are taken such that Lessee is unable to continue to operate Lessee's business in the Premises (which shall be defined as a "material" portion of the Premises), Lessee shall the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. If the portion of the Project taken is so much as to render the Project a not viable office project then Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election with thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed thereof by the condemning authority.

     15. BROKER'S FEE.

    (a) The brokers involved in this transaction are CB Commercial as "listing broker" licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

 16. ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) business days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party,
 (ii) there are no uncured defaults in the requesting party's performance, and
 (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser; provided, however, that prior to such delivery Lessee shall have received from Lessor, and such lender or buyer, as applicable, a commercially reasonable confidential agreement executed by such party or parties. Such statements shall include the past three (3) years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

 17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

 18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

 20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

 21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating

 Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

 22. INCORPORATION OF PRIOR AGREEMENTS: AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents or any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

 23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

 24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to rendered necessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

 25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

 27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

 28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

 29. BINDING EFFECT: CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

 30. SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises in accordance with this Lease shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) business days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

 31. ATTORNEYS' FEES.

     31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

 32. LESSOR'S ACCESS.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times on reasonable notice for the purpose of inspecting the same, performing any service required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no unreasonable adverse effect to Lessee's use of or any decrease in the size of, the Premises. Lessor may at any time place on or about the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Building any ordinary "For Lease" signs. Lessors shall minimize interfering with Lessee's use of the Premises in the exercise of its rights under this Paragraph.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.




    32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

 33.AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

 34.SIGNS. Subject to Paragraph 63 of the Addendum, Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

 35.MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

 36.CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

 37.GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

 38.QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

 40.SECURITY MEASURES--LESSOR'S RESERVATIONS.

    40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or the title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

         (b) To provide and install Building standard graphics on the door of such portions of the Common Areas as Lessor shall reasonably deem appropriate;

         (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

   40.3 Lessee shall not:

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building except as permitted by this Lease.

 41. EASEMENTS.

   41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises or the Common Areas by Lessee. Lessee shall sign any of the aforementioned documents (provided same shall create no obligations or liability of Lessee) upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

 41.2 The temporary obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building by third parties, shall in no way affect this Lease or impose any liability upon Lessor.

 42.PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.



 Initials:_____________

 C 1984 American Industrial
 Real Estate Association       FULL SERVICE-GROSS
 _____________

 43. AUTHORITY. If Lessee is a corporation, trust or general or limited partnership, Lessee represents and warrants that such individual signing this Lease is duly authorized to execute and deliver this Lease on behalf of said entity if Lessee is a corporation trust or partnership. Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

 44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

 45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when executed by both parties.

 46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project provided same shall not increase Lessee's obligations, decrease Lessee's rights or remedies, increase Lessor's rights or remedies or decrease Lessor's obligations.

 47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

 48. WORK LETTER. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

 49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:


              Addendum Paragraph 50 through 82
                                 --         --

              Exhibit "A" - Floor Plan

              Exhibit "B" - Site Plan

              Exhibit "C" - Final Plans

              Exhibit "D" - Notice of Lease Term Dates

              Exhibit "E" - Rules and Regulations

 LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                    IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


               LESSOR                                    LESSEE
 VALENCIA PARAGON ASSOCIATES, LTD., a    UNISTAR COMMUNICATION GROUP, INC.,
 California Limited Partnership          a Delaware corporation
 ------------------------------------
 ----------------------------------------

 By /s/ Jeremy B. Fletcher               By /s/ William B. Lockett
   ----------------------------------
 -------------------------------------
        Jeremy B. Fletcher                      William B. Lockett

        Its General Partner                     Its  Sr. V.P. Administration
         ----------------------------
 -----------------------------


 By /s/ J.B. Allen                       By /s/ William J. Hogan
   ----------------------------------
 -------------------------------------
        Jeffrey B. Allen                        William J. Hogan

        Its General Partner                     Its President
         ----------------------------
 -----------------------------

 Executed at                             Executed at Unistar
           --------------------------
 -----------------------------

 on                                      on          January 9, 1992
   ----------------------------------
 --------------------------------------

 Address                                 Address 1675 Broadway New York, NY
 10019
        -----------------------------
 ---------------------------------

 c 1984 American Industrial Real Estate Association

                               FULL SERVICE--GROSS

                               PAGE 10 OF 10 PAGES

      For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los Angeles CA 90071 (213) 687-8777 c 1984 -By American Industrial Real Estate Association All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                           ADDENDUM TO STANDARD OFFICE LEASE -
                                GROSS


 THIS ADDENDUM TO STANDARD OFFICE LEASE - GROSS ("Addendum") is made and entered into by and between VALENCIA PARAGON ASSOCIATES, LTD., a California Limited Partnership ("Lessor"), and UNISTAR COMMUNICATIONS GROUP, INC., a Delaware corporation ("Lessee"), as of the date set forth on the first page of that certain Standard Office Lease - Gross (the "Lease") between Lessor and Lessee to which this Addendum is attached and incorporated. The terms, covenants and conditions set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with any provisions of the Lease, the provisions of this Addendum shall supersede and control.

 50.  Improvements by Lessor.

 (a) Scope of Improvements. Lessor and Lessee hereby acknowledge and agree that the Premises shall be constructed by Lessor on a "turn-key" basis, at Lessor's expense (the "Lessee Improvements"), in accordance with the procedures set forth herein.

 (b) Space Plans and Final Plans. If the plans and specifications attached hereto, if any, are the final plans for the Lessee Improvements, as approved by Lessor in writing, such final plans and specifications shall be hereinafter referred to as the "Final Plans" and the remainder of this Paragraph shall be inoperative. Otherwise, Lessee shall cause Lessee's architect to prepare, at Lessee's cost (which cost shall be reimbursed by Lessor up to a total of Three Thousand Seven Hundred Eighty-Three and 48/100 Dollars ($3,783.48), a detailed space plan sufficient to convey the architectural design of the Premises, including without limitation, the location of doors, partitions, electrical and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements, together with reflective ceiling plans ("Lessee's Space Plans"). If Lessor shall disapprove of any portion of Lessee's Space Plans, Lessor shall advise Lessee of those revisions, and the reasons therefor, reasonably required by Lessor. Lessee shall then submit to Lessor, for Lessor's approval, a redesign of Lessee's Space Plans, incorporating the revisions required by Lessor, as modified by Lessee, which modifications must be approved by Lessor. Based upon such approved Lessee's Space Plans, Lessor at its cost shall prepare specifications and working drawings for the construction of any Lessee Improvements (the "Final Plans"). Thereafter, Lessor shall deliver the Final Plans to Lessee, and within six (6) business days after Lessee's receipt thereof, Lessee shall notify Lessor in writing of either Lessee's approval or disapproval thereof, including any corrections or changes required by Lessee to the Final Plans. Lessor shall cause Lessor's architect to prepare and deliver to Lessee, at Lessor's cost, revised Final Plans which incorporate Lessee's proposed changes, provided such proposed changes (i) are reasonable, and (ii) are made in good-faith and with particularity and precision. In the event Lessor does not receive written notice from Lessee for any requested changes to the Final Plans within the time period specified herein, the Final Plans shall be conclusively deemed approved by Lessee.

 (c)  Procedure for Construction of Lessee Improvements.
 Following final approval of the Final Plans, Lesser shall rely upon the Final Plans and use Lessor's commercially reasonable efforts to complete the Lessee Improvements described in the Final Plans prior to March 15, 1992. Notwithstanding anything to the contrary set forth in this Lease, the "Commencement Date" shall be the later of March 15, 1992 or the date which is three (3) days following Lessor's notice to Lessee that the Lessee Improvements have been "substantially completed" (as defined below) and Lessor tenders possession of the Premises to Lessee. The Term of this Lease shall expire on the last day of the month in which occurs the tenth (10th) anniversary of the Commencement Date (the "Expiration Date"). For the purposes of this Paragraph only, the Lessee Improvements shall be conclusively deemed "substantially completed" when all Lessee Improvements described in the Final Plans are completed as certified by Lessor's architect, except for minor items (e.g., "punch-list" items) which can be completed by Lessor after the Commencement Date of the Term with only minor interference with the conduct of Lessee's business in the Premises. In the event that Lessor has not substantially completed the Lessee Improvements by the "Outside Date", which shall br March 15, 1992, as such date may be extended by the number of days of Force Majeure delays (as defined below) (up to a maximum of sixty (60) days of Force Majeure Delays) or Lessee Delays, which number(s) shall be disclosed to Lessee in a written notice from Lessor's contractor promptly upon learning of the delay, then Lessee shall be entitled to receive one additonal day of free Base Rent for every day that the Lessee Improvements are not substantially completed thereafter, and furthur, if the Lessee Improvements are not substantially completed by the "Outside Date", as such date is extended by the number of days of Force Majeure Delays and/or Lessee Delays, then the sole remedy of Lessee shall be the right to deliver a notice to the Lessor (the "Termination Notice") electing to terminate this Lease effective upon receipt of the Termination Notice by Lessor (the "Effective Date"). Except as provided herein below, the Termination Notice must be delivered by Lessee to Lessor, if at all, not earlier than the Outside Date , as extended, and not later than ten (10) business days after the Outside Date, as extended, and upon the effective termination of this Lease any money paid by Lessee to Lessor with respect to this Lease shall be refunded to Lessee. If Lessee elects not to terminate this Lease, as set forth above (i) Lessor shall continue to construct the Lessee Improvements to completion, (ii) Lessee shall be entitled to receive the Base Rent abatement set forth above in this Paragraph 50(c) and (iii) if the Lessee Improvements are not substantially completed by the forty-fifth (45th) day following the Outside Date as extended, Lessee shall again have the right to terminate this Lease within ten
 (10) business days following that forty-fifth (45th) day.
 "Force Majeure Delays" shall mean and refer to a period of delay or delays encountered by Lessor affecting the work of construction of the Lessee Improvements because of delays due to excess time in obtaining governmental permits or approvals beyond the time period normally required to obtain such permits or approvals for similar space similarly improved in comparable buildings (if not caused by Lessor's act or failure to act); fire, earthquake or other acts of God; acts of public enemy; riot; insurrection; governmental regulations of the sales of materials and supplies or the transportation therof; strikes or boycotts; shortages of material or labor or any other cause beyond a reasonable control of Lessor.

 (d) Changes. If Lessee requests any change, addition or alteration to the Final Plans or in Lessor's construction and completion of the Lessee Improvements ("Changes"), Lessor shall promptly give Lessee an estimate of the cost of such Changes and the resulting delay (if any) in the delivery of the Premises to Lessee. Within three (3) business days after Lessee's receipt of such written estimate from Lessor, Lessee shall give Lessor written notice indicating whether or not Lessee elects to proceed with any such Changes. If Lessee elects to proceed with such Changes Lessor shall, at Lessee's sole cost and expense, promptly make such Changes. If Lessee elects not to proceed with such Changes or fails to timely notify Lessor of Lessee's election within such three (3) business day period, Lessor shall complete the Lessee Improvements in the Premises without making such Changes. Any delay caused by Lessee's request for such Changes or the construction of such Changes, shall not, in any event, delay the Commencement Date, which shall occur on the date it would have occurred but for such Changes.

 (e) Unavoidable Delays. If the performance by Lessor of any act required herein or elsewhere in the Lease is prevented or delayed by reason of strikes, lockouts, labor disputes, governmental delays, acts of God, fire, floods, earthquake, epidemics, freight embargoes; unavailability of materials and supplies, development moratoriums imposed by any governmental authority, or any other cause beyond the reasonable control of Lessor (including any "Lessee Delay" (as hereinafter defined)), Lessor shall be excused from performance for the time period equal to the time period of the prevention or delay.

 (f) Lessee Delays. To the extent that the Commencement Date has not occurred because Lessor was delayed in substantially completing the Lessee Improvements as a result of the following (collectively, "Lessee Delays"):

       (i) Lessee's failure to complete any action item on or before the due date which is the responsibility of Lessee to complete, or

      (ii) Lessee's request for Changes or the construction of such Changes by Lessor, or

      (iii) Lessee's untimely request for materials, finishes, or installations requiring long lead times, or

      (iv)    Any delay by Lessee in making any payment(s) to Lessor, or

      (v) Any act or failure to act by Lessee, Lessee's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Lessee, then as soon as reasonably possible following the Commencement Date, Lessor shall deliver to Lessee a reasonably detailed statement of the net number of days of Lessee Delays, determined on a critical path basis, and Lessee shall pay to Lessor, as additional rent under the Lease, the product of the per diem monthly rent payable by Lessee for the Premises multiplied by the number of days that such Lessee Delays caused the Commencement Date to be delayed, such payment to be made to Lessor within thirty (30) days after Lessee's receipt of Lessor's written demand therefor.

 (g)  Schedule for Improvements.

          Action                    Responsibility           Due Date

 (i) Submission of Lessee's              Lessee              10/24/91
       Space Plans to Lessor

 (ii) Delivery of written notice              Lessor
 10/31/91
       approving or disapproving
       Lessee's Space Plans

 (iii) Submission of Final Plans         Lessor                   11/29/91
       to Lessee

 (iv) Delivery of written notice              Lessee              12/1/91
        approving or disapproving
        Final Plans

 (v) Commencement of construction           Lessor                1/15/92


 (vi) Substantial completion of     Lessor              3/15/92
      Lessee Improvements and
      obtaining temporary
      Certificate of Occupancy
      for Premises

 (h) Access. Lessor agrees that prior to substantial completion of the Lessee Improvements, if any portion of the Premises may be entered by Lessee or Lessee's employees without interfering with Lessor's work of construction of the Lessee Improvements, then Lessee shall be entitled reasonable access to such portion of the Premises in order to install Lessee's furniture, fixtures, equipment and personal property for use in the Premises ("Lessee's Fixturizing Work"). Such access by Lessee and Lessee's Fixturizing Work shall be subject to all the following terms and conditions:

      (i) Lessee and Lessee's employees shall be subject to and shall work under the rules and direction of Lessor and Lessor's general contractor. If in the reasonable judgment of Lessor or Lessor's general contractor such access or work shall or may interfere with construction of the Lessee Improvements, detrimentally affect Lessor's ability to comply with its commitments for substantially completing the Lessee Improvements, or cause labor difficulties, Lessor and/or Lessor's general contractor shall have the right to order any or all Lessee's Fixturizing Work to cease upon twenty-four
 (24) hours notice, and Lessee shall immediately comply with such order, and if necessary, remove from the Premises all of its tools, equipment and materials.

      (ii) Lessee shall: (A) furnish Lessor with sufficient evidence that Lessee and its contractors are carrying workmen's compensation insurance in statutory required amounts, together with general liability insurance naming Lessor, Lessor's lender and managing agent as additional insureds, in accordance with the Lease; (B) comply with all applicable laws, regulations, permits and other approvals applicable to such access and Lessee's Fixturizing Work; and (C) not interfere with or delay in any manner the construction of the Lessee Improvements. Lessee shall not be required to pay rent to Lessor by reason of lessees access or Lessens Fixturizing Work pursuant to this Subparagraph 51(h)

      (iii) Lessee indemnifies and agrees to protects defend and hold Lessor, its constituent partners, and their respective agents, Officers and employees, harmless from and against any and all losses, costs, liabilities, damages, demands, claims, causes of action and expenses (including attorneys fees and court costs) by reason of damage to the Project, Building, Premises or the property of others Indoor personal injury, including death, which may arise from Lessee's access and Lessee's fixturizing Work pursuant to this Subparagraph 50(h), whether caused by Lessee, Lessee's contractor or any
 subcontractor, or anyone directly or indirectly employed by any of them.   The
 provisions of Paragraphs 8.7 of the Lease and Addendum Paragraph 70 regarding indemnification are expressly incorporated herein by this reference.

 (i) Cleaning. Lessor agrees to thoroughly clean, as necessary, the Premises before and immediately after Lessee's move into the Premises.

 (j)  Notice of Lease Term Dates.   Once the actual Commencement Date is
 determined, the parties shall execute a Notice of Lease Term Dates setting forth such date in the form shown in Exibit "D".

 (k)   Deposit for Tennant Improvements.   Notwithstanding anything to the
 contrary set forth in this Lease, upon execution hereof, Lessee shall deposit Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00) ("Initial Tenant Improvement Deposit") in cash into an escrow account ("Escrow Account") with an escrow agent ("Escrow Agent") and pursuant to an escrow agreement mutually acceptable to Lessor and Lessee, which Initial Tenant Improvement Deposit amount is an estimate of the cost to be incurred by Lessor for construction of the Tenant Improvements, and related occupancy costs, through and including January 31, 1992. If, and only if, Lessee and that certain banking group headed by Chase Manhattan Bank, N.A. ("Bank Group"), with which Lessee is currently negotiating a restructuring of Lessee's debt, have not executed an agreement evidencing such restructuring (the "Restructuring Agreement") on or before February 1, 1992, Lessee shall deposit in the Escrow Account commencing February 1, 1992, and every fourteen (14) days thereafter, an amount equal to one-half (1/2) of the estimated costs to be incurred by Lessor in construction of the Tenant Improvements, as reasonably determined by Lessor and communicated to Lessee in writing, for the fourteen (14) day period immediately following the applicable deposit date (collectively, "Secondary Tenant Improvement Deposit"); provided that in no event shall the Secondary Tenant Deposit exceed the aggregate amount of $259,205.00. The Initial Tenant Improvement Deposit and the Secondary Tenant Improvement Deposit shall hereinafter be referred to as the "Total Tenant Improvement Deposit". In the event Lessee and the Bank Group execute the Restructuring Agreement on or before March 31, 1992, then, in such event, Lessor and Lessee shall each deliver written instructions to the Escrow Agent directing the Escrow Agent to release the Total Tenant Improvement Deposit to Lessee. In the event, however, that the Restructuring Agreement is not mutually executed on or before March 31, 1992, Lessor and Lessee shall deliver written instructions to the Escrow Holder directing the Escrow Holder to release the Total Tenant Improvement Deposit to Lessor, and Lessor shall thereafter hold the Total Tenant Improvement Deposit as security for Lessee's timely performance of its obligations under this Lease until such time as Lessor receives written notice from Lessee and confirmation from the Bank Group that the Restructuring Agreement has been executed by Lessee and the Bank Group. Within three (3) business days following receipt of such notice, Lessor shall deliver to Lessee the Total Tenant Improvement Deposit, including any interest accrued thereon, to Lessee; provided, however, if at any time during the then remaining Term Lessee defaults under the Restructuring Agreement, whether material or otherwise, Lessee shall deliver to Lessor written notice of such default within three (3) business days of the date of the default, and shall deliver to Lessor within seven (7) additional business days an amount equal to six (6) times the then current monthly Base Rent due under this Lease, which amount shall be held by Lessor as security for Lessee's timely performance of its obligations under this Lease until such time as Lessor receives written notice from the Bank Group (or an agent of the Bank Group) that said default has been cured or waived, at which time Lessor shall, within ten (10) business days of such notice, return such amount to Lessee. The failure of Lessee to perform any of its obligations under this Paragraph 50(k) shall constitute a material default under this Lease.

 51. Abatement of Base Rent. Notwithstanding anything to the contrary set forth in Paragraph 1 of this Lease, and provided that Lessee has performed all of the terms and conditions of this Lease, following the giving of any required notice and the expiration of the applicable cure period, Lessor hereby agrees to abate Lessee's obligation to pay Base Rent for months two
 (2), three (3), four (4), five (5), six (6), seven (7), eight (8), and nine
 (9) of the Term. Lessee shall still be responsible for the payment of all other amounts payable by Lessee under this Lease. In the event of a default by Lessee pursuant to the terms of this Lease, and Landlord's subsequent termination of this Lease, as part of the recovery permitted by Lessee, Lessor shall be entitled to recover the Base Rent which is abated hereunder.

 52. Parking. Notwithstanding anything to the contrary set forth in Paragraph 2.2 of the Lease, in addition to the space allocated to Lessee, Lessee may be entitled to use, during the Term, the parking areas associated with the Premises for parking by Lessee, and Lessee's employees, visitors and customers, subject to any rules and regulations promulgated by or parking fees charged by Lessor (which fees for Lessee shall be free during the initial term of this Lease), as the same may be established from time to time. All responsibility for damage and theft to vehicles is assumed by Lessee and Lessee's employees, visitors and customers. Lessee shall repair or cause to be repaired, at Lessee's sole cost and expense, any and all damage to the Building and the Office Building Project caused by Lessee's, or Lessee's employees', visitors', or customers' use of such parking areas therein.

 53.  Base Rent Increase.   Notwithstanding anything to the contrary set forth
 in Paragraphs 1.6 and 1.7 of the Lease and commencing and effective upon the first day of the sixtieth (60th) month after the Commencement Date (the "Rent Adjustment Date") the Base Rent payable by Lessee to Lessor (in accordance with Paragraph 4.1 of the Lease) shall be adjusted to $52,294.00 per month (i.e.,$1.6586 per rentable square foot on the Premises).


 54.   Operating Expenses.   Notwithstanding anything to the contrary set forth
 in the Lease:

 (a) Lessee shall pay Lessee's Share of the Operating Expense Increase for each calendar year of the Term (as estimated by Lessor); provided, however, that Lessee's Share of Operating Expense Increase shall not increase by more than thirteen percent (13%), cumulative and compounded, from year to year. Lessor shall notify Lessee of such estimate at the outset of each calendar year of the Term, and such estimate shall be payable by Lessee in monthly installments concurrently with Lessee's monthly payments of Base Rent (in accordance with the Lease). Lessor may increase such estimate (not more often than once in any given year of the Term), in good-faith, and Lessee shall pay the difference between what Lessee would have paid had such estimate been in effect from the outset of such calendar year and what Lessee actually paid, and Lessee's subsequent monthly installments of such payments shall likewise be adjusted to reflect such increase. Following the end of each calendar year of the Term, Lessor shall determine and notify Lessee in writing of the actual Operating Expenses incurred by Lessor for the Building and for the Office Building Project. If the actual Operating Expenses exceed the estimated expenses, Lessee shall pay the difference to Lessor concurrent with Lessee's next monthly installment of Base Rent. If the estimated expenses exceed the actual Operating Expenses, Lessor shall credit the difference against Lessee's next monthly installment of Rent. Lessor's failure to notify Lessee of Lessee's estimate of the Operating Expenses prior to the Commencement Date of the Term or prior to the commencement of any calendar year of the Term, shall not foreclose Lessor from collecting, following such notification, those estimated Operating Expenses, which expenses (or balance) shall be due concurrently with Lessee's next monthly installment of rent; provided, however, that if Lessor fails to notify Lessee of Lessee's estimated Operating

 Expenses for the upcoming calendar year, Lessee shall continue to pay such Operating Expenses in effect for the prior calendar year until such time as Lessee is notified in writing of Lessor's estimate for the then-current calendar year. Operating Expenses for a partial month shall be prorated based on a three hundred sixty (360) day calendar year.

 (b) "Operating Expenses" shall be defined to include all expenses set forth in Paragraph 4.2(d) of the Lease and all reasonable expenses incurred by Lessor in operating, maintaining and repairing the Building and the Office Building Project, as determined by standard accounting practices, including, but not limited to: rent taxes, gross receipts taxes (whether assessed against Lessor or assessed against Lessee and paid by Lessor, or both); water and sewer charges; the cost of janitorial services, security and labor; surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations promulgated by any federal, state or local governmental authority in connection with the use or occupancy of the Building or the Office Building Project; the cost (amortized over the reasonably anticipated useful life of the asset, together with interest at the prevailing prime rate plus two percent (2%) on the unamortized balance) of (i) any capital improvements made to the Building or the Office Building Project by Lessor to the extent such capital improvements reduce Operating Expenses or which are made to the Building or the Office Building Project by Lessor after the commencement date of the Term as required pursuant to any law or regulation that was not applicable at the time they were constructed, or (ii) replacement of any equipment needed to operate the Building at a consistent level or quality, but only in the event that such equipment (A) is malfunctioning or non-functioning and the repair of such equipment would not be economically feasible when compared to the cost of replacement, or (B) is otherwise due for replacement in the ordinary course of its reasonably anticipated useful life; costs incurred in the management of the Building or the Office Building Project, if any, including a fair market management fee, supplies, wages and salaries of employees used in the management, operation and maintenance of the Building and the Office Building Project, and payroll taxes and similar governmental charges with respect thereto; the cost of air-conditioning, waste disposal, heating and ventilating; the cost of elevator maintenance, supplies, materials, equipment and tools; the reasonable costs of repair and maintenance of the Building and the Office Building Project, including payroll expenses and rental of personal property used in connection therewith; reasonable costs of gardening and landscaping; reasonable costs of maintaining signs; personal property taxes levied on or attributable to personal property used in connection with the operation, maintenance and repair of the Building or the Office Building Project; reasonable audit or verification fees; and the costs of lighting, cleaning, refuse removal and similar items, including appropriate reserves, of the Building and the Office Building Project. Operating Expenses shall not include depreciation on the Building or the Office Building Project or any equipment therein, Lessor's executives' salaries or any real estate brokers commissions, legal fees, judgments, financing expenses, debt service or ground rent. Furthermore, real property taxes shall not include increases in real property taxes attributable to the sale, refinance or other transfer of ownership of the Building prior to the second (2nd) anniversary of the Commencement Date.

 (c) Notwithstanding the foregoing, the following shall not be included in Operating Expenses:

      (i) Costs associated with the operation of the business of the ownership or entity which constitutes "Lessor", as distinguished from the costs of building operations, including, but not limited to partnership, accounting and legal matter, costs of defending any lawsuit with mortgagee (except as the actions of Lessee may be an issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Building, costs of any disputes between Lessor and its employees (if any) not engaged in Office Building Project, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

      (ii) Costs incurred in connection with the original construction of the Office Building Project, or in connection with any major change in the Office Building Project, including but not limited to the addition or deletion of floors;

      (iii) Costs of alterations or improvements to the Premises or the Premises or other tenants;

      (iv) Depreciation, interest and principal payments on mortgages, and other debts, if any;

      (v) Expenses directly resulting from the negligence of Lessor, its agent, servants or employees, legal fees, space planner's fees, real estate broker's leasing commissions and advertising expenses incurred in connection with the original development or original leasing of the Office Building Project, or future leasing of the Office Building Project;

        (vi) Costs for which Lessor is reimbursed by its insurance carrier or any tenant's insurance carrier;

      (vii) Any bad debt loss, rent loss or reserves for bad debts or rent loss;

      (viii) The expenses of extraordinary services provided to other tenants in the Office Building Project;

      (ix)    Amounts paid as ground rental by Lessor;

      (x) Any Operating Costs in connection with the ground floor and the mezzanine levels, or any other floor in the Building devoted to any retail operating;

      (xi)    Costs incurred by Lessor with respect to goods and services

 (including utilities and sold and supplied to tenants and occupants of the Office Building Project) to the extent that Lessor is reimbursed for such costs.

      (xii) Costs, including permits, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Office Building Project.

      (xiii) Expenses in connection with services or other benefits which are not provided to Lessee or for which Lessee is charged directly but which are provided to another tenant or occupant of the Office Building Project.

      (xiv) Overhead and profit increment paid to Lessor or to subsidiaries or affiliates of Lessor for services in the Office Building Project to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis.

      (xv) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be part of a capital nature, except equipment not affixed to any building in the Office Building Project which is used in providing janitorial or similar services.

      (xvi) All items and services for which Lessee or any other tenant in the Office Building Project reimburses Lessor or which Lessor provides selectively to one or more tenants (other than Lessee) without reimbursement.

      (xvii) Electric power costs for which any tenant directly contracts with the local public service company.

      (xviii) Legal fees, space planner's fees, real estate broker's leasing commissions and advertising expenses incurred in connection with the original development or original leasing of the Office Building Project or future leasing of the Office Building Project.

      (xix) Capital expenditures required by Lessor's failure to comply with laws enacted on or before the date the Building's temporary certificate of occupancy is validly issued.

      (xx) Expenses in connection with third party landlord/tenant disputes in the Office Building Project.

      (xxi) Fines, penalties or interest charges within the reasonable control of Lessor.

      (xxii) All capital expenses other than as expressly included in Operating Expenses pursuant to the terms of this Lease.

 It is understood that Operating Costs shall be adjusted for 95% occupancy in the Base Year and each Comparison Year, and shall be reduced by all cash discounts, trade discounts or quantity discounts received by Lessor or Lessor's managing agent in the purchase of any goods, utilities or services in connection with the operation of the Office Building Project. Lessor shall make payments for goods, utilities or services in connection with the operation of the Office Building Project. Lessor shall make payments for goods, utilities and services in a timely manner to obtain the maximum possible discount. If Capital items which are customarily purchased by Lessee of first class office buildings in Los Angeles County are leased, rather than purchased by Lessor the decision by Lessor to lease the item in question shall not serve to increase Lessee's proportionate share of Operating costs beyond that which would have applied had the item in question been purchased. In the calculation of any expense hereunder it is understood that no expense shall be charged more than once. Lessor shall use its best efforts to effect an equitable proration of bills for services rendered to the Office Building Project and to any other property owned by Lessor. Lessor agrees to keep books and records showing the Operating Costs in accordance with a systems of accounts and accounting practices consistently maintained on a year to year basis.

 (d) In the event Lessee shall dispute the amount set forth on any statement, Lessee shall have the right, by providing notice not later than ninety (90) days following receipt of such statement and commencing such audit within 180 days after receipt of such statement, to cause Lessor's books and records with respect to the preceding calendar year to be audited by a certified public accountant mutually acceptable to Lessor and Lessee.

 (e) Notwithstanding anything to the contrary set forth in the Lease, because of Lessee's seven days per week, twenty-four hours per day operations in the Premises, the amount payable by Lessee for utilities and other services pursuant to Paragraph ll of the Lease shall be determined as follows:

      (i) Since (A) the Tenant on the second (2nd) floor of the Building has a normal business installation and uses its premises only during normal business hours (8:00 a.m. to 6:00 p.m., Monday through Friday) and (B) the Building will, other than for that Tenant, be vacant during the period of January l, 1992 through March 1, 1992, the utility usage during that period, as measured by the utility meters for the Building, shall be determined and divided by the rentable square feet occupied by such second (2nd) floor tenant to determine normal hours utility usage per square foot (Per Foot Rate").







      (ii) For each month of the Term, Lessee shall pay to Lessor, pursuant to Paragraph 11 of the Lease, the costs of all such utilities and services attributable to the Building which are in excess of the product of the total square footage of the Building multiplied by the Per Foot Rate. Lessor acknowledges and agrees that any utility or service charges paid for by Lessee pursuant to the terms of this Paragraph 54(e) shall be excluded from the definition of Operating Expenses payable by Lessee pursuant to Paragraph 54(a) of this Addendum.

      (iii) If in any year during the Term, the nature of other occupants of the Building changes so that the utilities or services included within the Per Foot Rate concept described above are used beyond normal business hours or for other than a normal office installation by any other occupant of the Building, or the rates charged for such utilities or services change from the rates reflected in the Per Foot Rate, then prior to Lessee's continuation of its payment for utilities and services in accordance with this Paragraph 54, Lessor and Lessee shall agree on a reasonable adjustment to the procedure for calculating Lessee's obligations with respect to such utility and service charges in order to take into account such extra usage or rate changes. Such adjustment shall be determined in accordance with generally accepted accounting principles.

 (f) Notwithstanding anything to the contrary set forth in this Lease, Lessor shall use its good faith efforts, in accordance with generally accepted accounting principles, to allocate the costs of over-standard Operating Expenses directly to third-party tenants of the Office Building Project, when such over-standard usage, in Lessor's reasonable judgment, is attributable to such third-party tenants.

 55. Lessee's Environmental Compliance. Notwithstanding anything to the contrary set forth in Paragraph 6.1 of the Lease, Lessee hereby agrees to use the Premises in accordance with the following:

 (a) "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local, state or federal authority, including, but not limited to, petroleum; radioactive material; any material or substance designated or defined as a 'Hazardous Substance", "Toxic Substance" or "Hazardous Waste" in Section 25117 of the Health and Safety Code of the State of California, or under any successor or other provision of California law, Section 311 of the Clean Water Act (33 U.S.C., Section 1251 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Hazardous Materials Transportation Act, and all other laws and ordinances governing similar matters now or hereinafter enacted, or any regulations adopted or publications promulgated pursuant thereto (hereinafter collectively referred to as the "Regulations")."Hazardous Materials Activities" shall mean the use, generation, storage, disposal and/or transportation of Hazardous Materials by Lessee, or Lessee's employees, agents, contractors, licensees or invitees.

 (b) Lessee shall not conduct or cause to be conducted any Hazardous Materials Activities on, under or about the Premises without receiving Lessor's prior written consent, which consent Lessor may withhold in Lessor's sole and absolute discretion or revoke at any time. If Lessor consents to any such Hazardous Materials Activities, Lessee shall conduct such Hazardous Materials Activities in strict compliance (at Lessee's sole cost and expense) with all applicable Regulations, using all necessary and appropriate precautions.

 (c) Lessee shall indemnify, protect and defend Lessor, with counsel acceptable to Lessor, against and hold Lessor harmless from any claims, damages, costs and liability (including actual attorneys' fees and costs, and court costs) arising out of any Hazardous Materials Activities. Lessor and Lessor's representatives and employees may enter the Premises, at any time, during the Term in order to inspect Lessee's compliance herewith. The foregoing indemnification of Lessor shall survive the expiration or any earlier termination of the Lease.

 (d) Lessor hereby represents that Lessor does not know of, nor does Lessor have reasonable cause to believe, that any release of Hazardous Materials has come to be located on or beneath the Premises, Building, or Office building Project.

  56.  Maintenance. Repair and Alterations.

 (a) Notwithstanding anything to the contrary set forth in Paragraph 7.2 of the Lease, all repair and maintenance of the Premises required by Lessee under the Lease shall be paid for solely by Lessee and shall be performed by contractors and other personnel approved by Lessor, and all costs and expenses incurred by Lessor for Lessor's performance of any of Lessee's obligations hereunder shall constitute "additional rent" under the Lease, payable by Lessee in accordance with Paragraph 7.2(b) of the Lease.

 (b) Notwithstanding anything to the contrary set forth in Paragraph 7.1 of the Lease, Lessor shall be responsible for the maintenance and repair of the foundation, exterior walls, roof structure and other structural portions of the Building. The costs of such maintenance and repair by Lessor (except as the result of any negligence or willful misconduct of Lessee, for which Lessee shall assume all costs) shall be included within the definition of Operating Expenses. Lessee shall not be entitled to any abatement of rent (except as otherwise provided herein) as the result of Lessor's performance of such maintenance and repair, and Lessee hereby waives any right to make repairs at Lessor's expense under any law, statute or ordinance now or hereafter in effect.

 (c) In the event that Lessee fails to obtain and maintain any insurance required under the Lease for any reason whatsoever, Lessee shall be conclusively deemed to have self-insured such insurance obligations with the full waiver of subrogation set forth in the Lease.

 57. Damage and Destruction. Notwithstanding anything to the contrary set forth in Paragraph 9 of the Lease, Lessee hereby waives the provisions of California Civil Code Sections 1932 and 1933, and any successor sections and any other statutes which are inconsistent with the provisions of the Lease and which relate to the termination of leases when leased property is destroyed, and agree that such event shall be governed by the terms of the Lease.

  58.  Assignment and Subletting

 (a) In connection with any proposed assignment of the Lease or sublease of all or any portion of the Premises Lessee shall deliver to Lessor, for Lessor's review and written approval, all such information concerning the proposed assignee or sublessee as Lessor may reasonably require or request, including, but not limited to, any financial statements or other financial information and all terms of the proposed assignment or sublease.

 (b) Notwithstanding anything to the contrary set forth in Paragraph 12.4 of the Lease, Lessor may collect any rent and other consideration received from an assignee or sublessee and apply same toward Lessee's obligations under the Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under the Lease, Lessee may receive and collect such rent and other consideration accruing under any assignment or sublease. Lessee hereby irrevocably authorizes and directs any assignee or sublessee, upon receipt of written notice from Lessor stating that a default exists in the performance of Lessee's obligations under the Lease, to pay to Lessor the rent due and to become due under the assignment or sublease. Lessee agrees that any assignee or sublessee shall have the right to rely upon any such written notice from Lessor, and that such assignee or sublessee shall pay such rent to Lessor without any obligation or right to inquire as to whether a default exists, and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against such assignee or sublessee or Lessor for any rent and other consideration so paid by such assignee or sublessee to Lessor.

 59. Brokers. Lessee warrants and represents that Lessee has not dealt with any real estate broker or agent in connection with the Lease or its negotiation, except for the brokers identified in Paragraph 15 of the Lease (if any). Lessee shall indemnify and hold Lessor and the Premises harmless from and against any and all costs, expenses and liability (including actual attorneys' fees and court costs) for any compensation, commission or fees claimed by any other real estate broker or agent in annection with the Lease
 or its negotiation based upon any act    Lessee.  Lessor warrants and
 represents to Lessee that Lessor has not dealt with any real estate broker or agent in connection with the Lease or its negotiation, except for the brokers identified in Paragraph 15 of the Lease (if any). Lessor shall indemnify and hold Lessee harmless from and against any and all costs, expenses and liability (including actual attorneys' fees and court costs) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with the Lease or its negotiation based upon any act of Lessor.

 60. Limitation on Liability. Notwithstanding anything to the contrary set forth in the Lease, the obligations of Lessor, and Lessor's partners (either general or limited), directors, officers and shareholders, under the Lease do not constitute personal obligations. Lessee, and Lessee's successors and assigns, hereby agree not to seek recourse against the personal assets of Lessor, or Lessor's partners (either general or limited), directors, officers and shareholders, for satisfaction of any actual or alleged liability of Lessor to Lessee under the Lease, but Lessee shall look only to Lessor's interest in the Building for the satisfaction of any liability of Lessor to Lessee hereunder.

 61. Notices. Copies of all notices or any other documents required to be delivered to either Lessor or Lessee, or both, pursuant to the terms of the Lease (including any changes to the addresses of either Lessor or Lessee), shall be delivered to the parties, in accordance with Paragraph 23 of the Lease, at the following addresses:

 If to Lessee:       1675 Broadway
                New York, NY 10010
                Attn: Mr. Charles Persing

 with a copy to:     Morgan, Lewis & Bockius
                101 Park Avenue
                New York, NY 10178
                Attn: Mitchell N. Baron, Esq.

 If to Lessor:       The Paragon Group
                523 West Sixth Street, Suite 515
                Los Angeles, California 90014
                Attn: Mr. Jeremy Fletcher



 with a copy to:     Allen, Matkins, Leck, Gamble
                     and Mallory
                515 South Figueroa Street, 8th Floor
                Los Angeles, California 90071
                Attn: Matthew W. Koart, Esq.

 62. Holding Over. If Lessee fails to surrender the Premises upon the expiration or earlier termination of the Term without the express written consent of Lessor, Lessee shall become a tenant-at-sufferance at a rental rate equal to one hundred fifty percent (150%) of the monthly Rent payable by Lessee for the month immediately preceding such expiration or earlier termination, and Lessee shall remain responsible for the payment of all other monetary obligations due and payable by Lessee under the Lease. Acceptance by Lessor of Rent after such expiration or earlier termination of the Term shall not result in any renewal of the Term. The foregoing provisions are in addition to and do not affect Lessor's right of re-entry or any other rights or remedies of Lessor hereunder or as otherwise provided at law or in equity, or both. If Lessee fails to surrender the Premises upon the expiration or earlier termination of the Term despite Lessor's demand to do so, Lessee shall indemnify and hold Lessor harmless from and against any and all losses, costs, damages and liability (including actual attorneys' fees and costs, and court costs), direct or indirect, which Lessor may suffer as a result of Lessee's failure to surrender the Premises.

 63.  Signage.

 (a) Lessee shall have the right to install identification signage on the parapet near the front of the Building, the exact location of which shall be mutually agreed upon by Lessor and Lessee, which signage shall comply with all applicable recorded covenants, conditions and restrictions, and all federal, state and local laws, zoning regulations, permits, approvals and other limitations affecting the Building and/or the Office Building Project. All of Lessee's signage shall be installed and maintained, at Lessee's sole cost and expense, pursuant to an installation and maintenance program approved and supervised by Lessor. At the expiration or earlier termination of the Lease, Lessee shall, at Lessee's sole cost and expense, cause such signage to be removed from the Premises and/or the Building, and the Premises and/or the Building to be restored to the condition existing prior to Lessee's placement of such signage. If Lessee fails to remove such signage and restore the Premises and/or the Building within thirty (30) days after Lessor's written request therefor, then Lessor may perform such work, and all costs and expenses incurred by Lessor shall be reimbursed by Lessee within ten (10) days after Lessee's receipt of Lessor's written demand therefor. The signage rights of Lessee hereunder shall be personal to the original Lessee and may not be assigned or transferred to any other person or entity. Lessor shall not authorize or permit any third-party tenant in the Building to construct a sign on the front doors of the Building.

 (b) Lessee, at Lessor's expense, shall also be entitled to one-half of the space on the directory board in the lobby of the Building.

 64. Modification for Lender. Lessee hereby consents to any changes or amendments to the Lease requested by any lender of Lessor having a security interest in the Lease or the Premises or the Building, so long as such changes do not materially alter the terms of the Lease or otherwise materially diminish any rights or materially increase any obligations of Lessee therein.

 65.  Options to Extend.

 (a) Notwithstanding anything to the contrary set forth in the Lease, Lessor hereby grants to Lessee two options (the "Options") to extend the Term of the Lease for periods of five (5) years each (the "Option Terms"). The Options must be exercised, if at all, by written notice (the "Option Notice") delivered by Lessee to Lessor not later than nine (9) months prior to the end of the then-current Term. Further, the Option shall not be deemed to be properly exercised if, as of the date of the Option Notice, Lessee is in default under the Lease. Provided Lessee has properly and timely exercised the Option, the initial Term shall be extended by the Option Term, and all terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect, except that the Rent shall be modified as set forth below.

 (b) If Lessee timely and properly exercises the Option(s), all of the terms and conditions of the Lease shall apply during the Option Term(s), except that the Base Year shall be the first twelve (12) months of each respective Option Term, and the Base Monthly Rent for each respective Option Term shall be ninety-five percent (95%) of the "fair market" rental rate (as defined in Addendum Paragraph 65(c) below) for the Premises at the time of the commencement of the applicable Option Term. Furthermore, Lessor agrees to provide new carpet to the Premises and to repaint the Premises at the beginning of each Option Term.

 (c) For the purposes of this Addendum 65 only, "fair-market" rental rate shall mean the projected prevailing rental rate as of the commencement date of the then applicable Option Term, for similar rentable space situated in similar buildings located in the Valencia, California area. Lessor shall use its commercially reasonable efforts to provide written notice ("Rent Notice") of such fair-market rental rate not later than one (1) month after receipt of Option Notice from Lessee. In the event Lessee objects to the "fair-market" rental rate submitted by Lessor, Lessor and Lessee shall attempt in good-faith to agree upon such "fair-market" rental rate, using good-faith efforts. If Lessor and Lessee fail to reach agreement on such "fair-market" rental rate within thirty (30) days following Lessee's receipt of the Rent Notice (the "Outside Agreement Date"), then each party's determination shall be submitted to appraisal in accordance with the following:

      (i) Lessor and Lessee shall each appoint one (1) independent appraiser who shall by profession be a real estate broker active over the previous five (5) year period ending on the date of such appointment in the leasing of commercial properties in the Valencia, California area. The determination of the appraiser shall be limited solely to the issue of whether Lessor's or Lessee's submitted "fair-market" rental rate for the Premises is closest to the actual "fair-market" rental rate for the Premises as determined by the appraisers, taking into account the requirements set forth above. Such decision shall be based upon the projected prevailing fair-market rental rate as of the commencement date of the applicable Option Term. Each such appraiser shall be appointed within fifteen (15) days after the Outside Agreement Date.

      (ii) The two (2) appraisers so appointed shall within fifteen (15) days after the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth above for the initial two (2) appraisers.

      (iii) The three (3) appraisers shall, within thirty (30) days after the appointment of the third appraiser, reach a decision as to whether the parties shall use Lessor's or Lessee's submitted "fair-market" rental rate, and shall notify Lessor and Lessee in writing thereof.

      (iv) The decision of a majority of the three (3) appraisers shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails to appoint an appraiser within the time period specified hereinabove, the appraiser appointed by one of them shall reach a decision based upon the same procedure set forth above (i.e., by selecting either Lessor's or Lessee's submitted "fair-market" rental rate), and shall notify Lessor and Lessee thereof, and such appraiser's decision shall be binding upon Lessor and Lessee.

      (v) If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be submitted to arbitration under the provisions of the American Arbitration Association based upon the same procedures set forth above (i.e., by selecting only Lessor's or Lessee's submitted "fair-market" rental rate).

      (vi) The costs of appraisal hereunder, and arbitration if necessary, shall be paid by the party whose rental rate is not selected.



 (d) In no event shall the Base Monthly Rent during any Option Term fall below the Base Monthly Rent in effect for the month immediately preceding the commencement of such Option Term.

 (e) Lessor and Lessee hereby agree to execute an amendment to the Lease promptly after Lessee's exercise of the Option in order to incorporate the extension of the initial Term and the lease terms thereof into the Lease.

  66.  Right of First Offer.

 (a) Notwithstanding anything to the contrary set forth in the Lease and provided that there is then no default by Lessee under this Lease, Lessor hereby grants to Lessee the right of first offer to lease any additional, available space located in the Building (the "First Offer Space") as and when such First Offer Space becomes available for lease to third parties and so long as any existing lessee of such First Offer Space elects to vacate same. Lessor shall notify Lessee of (a) the availability of the First Offer Space,
 (b) the anticipated date on which the First Offer Space shall be available to Lessee, and (c) the then-current economic terms, including, but not limited to, Lessor's determination of the Rent, for the First Offer Space (except that for any First Offer Space leased during the first five (5) years following the Commencement Dates the rent shall be the same as under this Lease). For a period of ten (10) days following Lessee's receipt of Lessor's written notice containing such information, Lessee shall have the right of first offer to lease the First Offer Space (i) upon the same economic terms and conditions set forth in Lessor's written notice, and (ii) provided such election is made four (4) years or more from the end of the Term, including the option terms, if then exercised, upon the same non-economic terms of the Lease (including the Expiration Date). If Lessee fails to elect to lease the First Offer Space upon Lessor's terms and conditions within such thirty (30) day period, Lessor shall be entitled to lease the First Offer Space to any third party upon any terms, and this right of first offer with respect to that space only shall terminate and be of no further force and effect. Lessor and Lessee hereby agree to execute an amendment to the Lease promptly after Lessee s exercise of the Right of First Offer in order to incorporate the First Offer Space and the leased terms thereof into the Lease.

 (b) Notwithstanding the foregoing, Lessee may, from time to time, request notice from Lessor of all additional available space in the project, and within five (5) days thereafter Lessor shall provide to Lessee a list of such available space. Lessee may then elect to lease such space at the prevailing rates and terms then being offered by Lessor for such space to third parties and, provided such election is made four (4) years or more from the end of the Term, including the option terms, if then exercised, such lease shall be on the same non-economic terms as the Lease and the term of such lease shall terminate on the Expiration Date of this Lease, as extended. If this election is not made within four (4) years or more from the end of the Term, as extended, the term of such lease, and the non-economic terms of such lease, shall be subject to mutual negotiation.

 (c) Nothing contained in this paragraph 66 shall prevent Lessee from at any time leasing available space in the Building or granting any other rights with respect thereto.

 67. Default. The term "default" whenever used in this Lease shall mean a default after the giving of the required notice by Lessor to Lessee, and the expiration of the cure period.

 68. Consent. In each instance where Lessor's consent or approval is required, it shall not be unreasonably withheld or delayed and shall be deemed given if Lessor shall not respond to Lessee's written request within seven (7) days following Lessee's written request. All matters which must be to Lessor's satisfaction, or performed in Lessor's judgment, shall be to Lessor's reasonable satisfaction or in Lessor's reasonable judgment. All sums incurred by Lessor on Lessee's behalf, for which reimbursement is required, shall only be reimbursed if those sums are reasonable.

 69. Alterations. Notwithstanding the provisions of Article 7, Lessee shall have the right, without Lessor's consent, to make interior, nonstructural alterations to the Premises, provided same do not adversely affect the Building's systems and do not affect the exterior of the Building.

 70. Reciprocal Indemnity. Notwithstanding the provisions of Paragraphs 8.7 and 8.8 of the Lease, Lessee shall not be required to indemnify and hold Lessor harmless from any such loss, costs, liability, damage and expense to any person or property (including but not limited to penalties, fines and actual attorneys' fees and costs) resulting from the negligent acts or omissions or the willful misconduct of Lessor or those of its agents, contractors, servants or employees, in connection with Lessor's activities on the Premises or the Building to the extent not covered by insurance required to be maintained by Lessee hereunder, and Lessor hereby so indemnifies, defends and saves Lessee harmless from any such loss, costs, liability, damage and expense (including but not limited to penalties, fines and actual attorneys' fees and costs). In the case of any action or proceeding brought against Lessor by reason of any such claim, Lessor upon notice from Lessee hereby agrees to defend the same at Lessor's expense with counsel to which Lessee does not reasonably reject. Further, Lessee's agreement to indemnify and hold Lessor harmless pursuant to Paragraphs 8.7 and 8.8 and the exclusion from Lessee's indemnity and the agreement by Lessor to indemnify and hold Lessee harmless pursuant to this Subparagraph (b) are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Lessor or Lessee, respectively, pursuant to the provisions of this Lease to the extent that such policies cover the results of such negligence or omissions or such willful misconduct. If either party breaches this agreement by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by Lessor or Lessee, respectively, to self-insure such required coverage, with full waiver of subrogation. Each party's indemnification obligations under this Lease shall not be limited to the amount of insurance coverage carried by such party hereunder.

 71. Lessee's Continuous Operation. Lessor acknowledges that Lessee's intended use of the Premises requires uninterrupted twenty-four (24) hours a day, seven (7) days a week utility service throughout the term of this Lease. As such, Lessor agrees that Lessee shall be entitled to establish the requisite electrical connections to a backup electrical generator located adjacent to the Building (the "Backup Generator") to be installed pursuant to the Final Plans and as part of the Lessee Improvements, which shall be for Lessee's exclusive use. Furthermore, Lessor agrees to provide Lessee with reasonable advance notice of the times during which Lessor knows that the flow of electricity or air conditioning to the Premises will be interrupted so that Lessee may plan accordingly. Subject to the foregoing, however, Lessee's twenty-four (24) hour use of the Premises shall be subject to all of the other provisions of this Lease, and Lessor shall not be liable for the failure of Lessee to receive uninterrupted flow of electricity or air conditioning to the Premises except as otherwise expressly provided in this Lease.

 72. Lessee's Right to Make Repairs. If Lessee provides notice to Lessor of an event or circumstance which requires the action of Lessor with respect to repair, providing of services, and/or utilities and/or maintenance as set forth in this Lease, and Lessor fails to provide such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than thirty (30) days after receipt of such notice, then Lessee may proceed to take the required action upon delivery of an additional ten (10) business days notice to Lessor specifying that Lessee is taking such required action, and if such action was required under the terms of this Lease to be taken by Lessor, then Lessee shall be entitled to prompt reimbursement by Lessor of Lessee's reasonable costs and expenses in taking such action. In the case of an emergency Lessee shall be entitled to take whatever minimum steps as are commercially reasonable under the circumstances until Lessor can address such emergency. In the event Lessee takes such action, and such work will affect the Building's systems and equipment, the structural integrity of the Building and/or the exterior appearance of the Building or Project, Lessee shall use only those contractors used by Lessor for work on the Building's systems and equipment or structure and/or the exterior appearance of the Building or Project, unless such contractors are unwilling or unable to perform such work, in which event Lessee may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Further, if Lessor does not deliver a detailed written objection to Lessee, within thirty (30) days after receipt of an invoice by Lessee of its costs of taking action which Lessee claims should have been taken by Lessor, and if such invoice from Lessee sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Lessor, then Lessee shall be entitled to deduct from Rent payable by Lessee under this Lease, the amount set forth in such invoice. If, however, Lessor delivers to Lessee within thirty (30) days after receipt of Lessee's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Lessor's reasons for its claim that such action did not have to be taken by Lessor pursuant to the terms of this Lease or that the charges are excessive (in which case Lessor shall pay the amount it contends would not have been excessive), then Lessee shall not be entitled to such deduction from Rent, but as Lessee's sole remedy, Lessee may proceed to institute legal proceedings against Lessor to collect such amount.

 73. Interruption of Services. Notwithstanding anything contained in the Lease to the contrary, in the event that Lessee is prevented from using, and does not use, the Premises or any portion thereof for five (5) consecutive days, or any ten (10) days in any calendar year ("Eligibility Period") as a result of any failure of Lessor to provide services, repairs or access to the Premises, then Lessee's rent shall be abated or reduced, as the case may be, during the period after the Eligibility Period for such time that Lessee continues to be so prevented from using the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Lessee is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Lessee to effectively conduct its business therein, and if Lessee does not conduct it business from such remaining portion, then for such time after the Eligibility Period during which Lessee is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Lessee reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Lessee from the date such business operations commence.

 74. Satellite Antenna. Notwithstanding anything to the contrary in this Lease, Lessee shall have the right to install, operate and maintain up to six
 (6) microwave and earth station dishes or similar antennae ("Antenna") on a location on the roof of the Building to be mutually determined by Lessor and Lessee and shall have access to the roof for purposes related to the Antenna. Lessee's installation and operation of the antenna shall be governed by the following terms and conditions:

 (a) Lessee's right to install, operate and maintain the Antenna shall be subject to all governmental laws, rules and regulations and Lessor makes no representation that such laws, rules and regulations permit such installation and operation; Lessee, in conjunction with Lessor, shall obtain all necessary governmental approvals and permits prior to installation;

 (b) all costs of installation, operation and maintenance of the antenna and the connecting cable (including, without limitation, costs of obtaining any necessary permits) shall be borne by Lessee;

 (c) it is expressly understood that Lessor retains the right to use the roof of the Building for any purpose whatsoever provided that Lessor shall not interfere with the use of the Antenna;

 (d) Lessee shall use the Antenna so as not to cause any interference to other tenants in the Building or with any other tenant's communication equipment and not to damage or interfere with the normal operation of the Building, including any mechanical system thereof, and Lessor shall not permit any tenant to interfere with the Antenna;

 (e) Lessor shall not have any obligations with respect to the Antenna nor shall Lessor be responsible for any damage that may be caused to Lessee or the Antenna by any other tenant in the Building. Lessor makes no representation that the Antenna will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof) and Lessee agrees that Lessor shall not be liable to Lessee therefor;

 (f) Lessee shall (i) be solely responsible for any damage caused by the Antenna, including, but not limited to, any damage caused to the roof of the Building during the installation or maintenance of the Antenna, or caused by the Antenna itself, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in Connection with the installation, maintenance or use of the Antenna and comply with all precautions and safeguards recommended by all governmental authorities, (iii) pay for all necessary repairs, replacements to or maintenance of the Antenna, and (iv) not bore into any structural elements of the Building in connection with the installation of the antenna;

 (g) Lessee shall remove the Antenna and connecting cable at Lessee's expense upon the expiration or sooner termination of the Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair the roof of the building upon such removal to the extent required by such work of removal; and

 (h) the size of each of the Antenna shall not exceed thirty (30) inches in diameter and the appearance of the antenna shall be subject to all governmental rules and regulations.

 75. Cancellation Option. Lessee shall have the one time right to terminate this Lease ("Option to Terminate") at the end of the sixtieth (60th) month following the Commencement Date by providing to Lessor at least six (6) months' prior written notice of Lessee's election to terminate this Lease and by paying to Lessor Nine Hundred Sixty-Four Thousand One Hundred Fifty-Three and 31/100 Dollars ($964,153.31) (the "Termination Consideration") as consideration for terminating this Lease. Lessee shall pay to Lessor the Termination Consideration on the first (1st) day of the fifty-ninth (59th) month of the Term of this Lease and if Lessee has timely provided the Termination Notice and timely paid the Termination Consideration within ten
 (10) days following notice that the same is due, then this Lease shall terminate and be of no further force and effect on the last day of the sixtieth (60th) month of the Term of this Lease. If Lessee notifies Lessor of its exercise of the Option to Terminate but fails to pay the Termination Consideration within ten (10) days following notice that the same is due, then at Lessor's election Lessor may either terminate the Lease or keep the Lease in full force and effect (in which case Lessee's exercise of the Option to Terminate shall be null and void).

 76. Refurbishment. Provided that Tenant does not exercise the Option to Terminate set forth in paragraph 75 above, and provided further that Tenant utilizes at least 50% of the carpeting currently existing in the Premises for Lessee's initial occupancy of the Premises, then Lessor agrees to recarpet and repaint the Premises within two (2) months after the 60th month following the Sublease Commencement Date.

 77. Moving Allowance. Lessor agrees to provide to Lessee a moving allowance in the amount of $31,529.00 to be payable to Lessee within one month following Lessee's move in to the Premises.

 78. Non-Disturbance Agreement. Lessor hereby agrees that concurrently with its execution and delivery of this Lease, Lessor will provide Lessee with commercially reasonable non-disturbance agreements from any ground lessors, mortgage holders or lien holders of Lessor now in existence. In addition, Lessor will provide Lessee with such agreements as soon as reasonably possible from ground lessors, mortgage holders or lien holders of Lessor who later come into existence during the term of the Lease. Lessor's covenant contained herein shall be in consideration of and as a condition precedent to Lessee's agreement to be bound by Paragraph 28 of the Lease. Lessee further waives the provisions of any current or future statute, rule or law which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Lessee hereunder in the event of any foreclosure proceeding or sale, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding or sale, except that this sentence shall not affect Lessor's obligation to provide commercially reasonable nondisturbance agreements to Lessee.

 79. Security. Lessor agrees that Lessee shall be permitted to install its own security system in the Premises which security system shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld

 80. Actual Costs. If Lessee is required to pay any amounts pursuant to this Lease other than Basic Rent, any parking fee and Operating Expenses, including, but not limited to after hours utility service, such amount shall be the actual cost incurred by Lessor (including a ten percent (10%) overhead and profit element for the property) as such amount is reasonably determined by Lessor. In the event that more than one lessee of the Building orders such item, or if any cost item is applicable to more than one lessee, such costs shall be apportioned among all lessees in accordance with the ratios that such utility is used, and if that is not able to be determined, then it shall be apportioned in accordance with the ratio of the rentable square footage of each lessee's respective premises.

 81. Storage Space. Lessor shall make available to Lessee at such times as any space becomes available (and after considering the needs of other tenants in the Project), storage space throughout portions of the project as required by Lessee at the prevailing rate for such storage space then being offered by Lessor to other tenants of the project.

 82. Lease Assumption. Lessee is the present tenant under a lease with Copperfield Investment & Development Company dated December 1, 1983, and the user under a License Agreement dated June 7, 1984, amended by agreements dated October 16, 1989, March 13, 1987 and March 10, 1988 (the "Existing Lease"), covering premises outside the Office Building Project. Lessee shall remain in possession and pay rent under the Existing Lease until May 31, 1992. Lessee represents and warrants that the rent obligation (including additional rent) for the period June 1, 1992 through the expiration of the term of the Existing Lease is $305,248.66 and that the Existing Lease is scheduled to expire on May 31, 1993. Lessor shall use its good faith efforts to arrange for a cancellation of the Existing Lease, and the release of Lessee from all liability under the Existing Lease from and after May 31, 1992, and Lessee hereby appoints Lessor as its limited agent for the sole purpose of arranging such cancellation. The cost of obtaining that cancellation shall be paid as follows: (i) the first $190,780.43 shall be paid by Lessor ("Lessor's Maximum Obligation"), (ii) any payment in excess of the above amount up to $114,468.23 ("Lessee's Maximum Obligation") shall be paid by Lessee, and (iii) any Security Deposit held by the Landlord under the Existing Lease shall be payable to Lessee. In no event shall either party be obligated to pay an amount in excess of the applicable limit set forth above, and in no event shall Lessor enter into an agreement with the landlord under the Existing Lease obligating Lessee to pay a lease cancellation fee in excess of Lessee's Maximum Obligation or creating any other obligation or liability of Lessee without Lessee's prior written consent. In the event Lessor is able to cancel the Existing
 Lease and release Lessee from liability thereunder without expending all of Lessor's Maximum Obligation, Lessee acknowledges and agrees that Lessee shall have no right to receive any portion of such savings in the form of cash, rent credit or otherwise. If Lessor is unable to obtain that cancellation and release upon terms which are within the parties' maximum commitments described above using Lessor's good faith efforts on or before March 1, 1992, Lessee shall, at its option, either attempt to arrange for same (and the payments therefore shall be made as provided in this paragraph) or continue to pay rent under the Existing Lease, in which case the first $190,780.43 of rent and additional rent from and after May 1, 1992 shall be paid by Lessor, (and if Lessee fails to make such payment within ten (10) days after notice from Lessee that such amount is due, Lessee shall be entitled to pay same and deduct it from the rent due under this Lease).

 IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum concurrently with the Lease of even date herewith.


     "LESSOR"    VALENCIA PARAGON ASSOCIATES, LTD.,
             a California Limited Partnership


             By: /s/ JEREMY B. FLETCHER
                 Its: General Partner

                 By: /s/ JEFFREY B. ALLEN
                 Its: General Partner


     "LESSEE"    UNISTAR COMMUNICATIONS GROUP, INC.,
                 a Delaware Corporation

                 By: /s/ WILLIAM J. HOGAN
                 Its: President


                 By: /s/ WILLIAM B. LOCKETT
                 Its: Senior V.P. Administration















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